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EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of 24/7 Real Media, Inc. (the "Company") on Form 10-K for the Securities and Exchange Commission on the date hereof (the "Report"), I, David J. Moore, Chairman and Chief Executive Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  (a)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (b)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 1, 2004

/s/ DAVID J. MOORE Chairman and Chief Executive Officer (Principal Executive Officer)

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002